                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




                                January 24, 2000
                                ----------------
                                 Date of Report
                             (Date of earliest event
                                    reported)



                              WEBTRENDS CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Washington                     0-25215                    93-1123283
          ----------                     -------                    ----------
       (State or other            (Commission File No.)           (IRS Employer
       jurisdiction of                                          Identification No.)
       incorporation)

                        851 S.W. Sixth Avenue, Suite 1200
                             Portland, Oregon 97204
--------------------------------------------------------------------------------
          (Address of principal executive offices, including zip code)

                                 (503) 294-7025
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)



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ITEM 5. OTHER EVENTS

        On January 24, 2000, WebTrends Corporation announced that its Board of Directors approved a two-for-one stock split of its common stock ("Common Stock"). Shareholders of record on February 8, 2000 will be issued a certificate representing one additional share of Common Stock for each share of Common Stock held on February 8, 2000. The payment date for this stock dividend will be on February 29, 2000.



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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

       (c) EXHIBITS

       Exhibit Number          Description
       --------------          -----------
       99.1                    Press Release dated January 24, 2000 regarding the
                               stock split.



                                                                          Page 3
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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        WEBTRENDS CORPORATION


Dated:  January 24, 2000
                                        By:
                                           -------------------------------------
                                           James T. Richardson
                                           Chief Financial Officer



                                                                          Page 4
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                                INDEX TO EXHIBITS



    Exhibit
    Number        Description
    ------        -----------
    99.1          Press Release dated January 24, 2000 regarding the stock split.



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